      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 15, 1998

                                                       REGISTRATION NO. 333-3167
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 205496

                              --------------------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                               ALPHA MICROSYSTEMS
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              --------------------


           CALIFORNIA                                   95-3108178
 (STATE OR OTHER JURISDICTION OR                     (I.R.S. EMPLOYER
OR INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NUMBER)

                              --------------------

            2722 SOUTH FAIRVIEW STREET, SANTA ANA, CALIFORNIA 92704
                                 (714) 957-8500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               DOUGLAS J. TULLIO
            2722 SOUTH FAIRVIEW STREET, SANTA ANA, CALIFORNIA 92704
                                 (714) 957-8500
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                              --------------------

                                   COPIES TO:
                             DEBRA DISON HALL, ESQ.
                              MARK J. KELSON, ESQ.
                   ALLEN, MATKINS, LECK, GAMBLE & MALLORY LLP
                      515 SOUTH FIGUEROA STREET, 7TH FLOOR
                         LOS ANGELES, CALIFORNIA 90071
                            TELEPHONE: (213) 622-5555
                            FACSIMILE: (213) 620-8816

                              --------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 As soon as practicable after the effective date of this Registration Statement.

                              --------------------

        If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ] __________

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

================================================================================

        This Post-Effective Amendment No. 1 removes from registration 278,630 shares of Common Stock, no par value (the "Common Stock"). The Shares of Common Stock being removed from registration by this Post-Effective Amendment No. 1 were not issued or sold after being registered pursuant to the Registrant's Form S-3 Registration Statement which was declared effective on May 14, 1996. These shares are being removed so that the Registration Statement will be in compliance with Rule 415 of the Securities Act of 1933, as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Ana, California on July 15, 1998.

                                           ALPHA MICROSYSTEMS


                                          By: /s/ Douglas J. Tulio
                                              ----------------------------------
                                              Douglas J. Tulio, President, Chief
                                              Executive Officer and Director

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


           Signature                       Capacity                         Date
           ---------                       --------                         ----
               *                 Chairman of the Board                  July 15, 1998
------------------------------
Clarke E. Reynolds

/s/ Douglas J. Tulio             President, Chief Executive             July 15, 1998
------------------------------   Officer and Director
Douglas J. Tulio                 (Principal Executive Officer)


               *                 Vice President, Engineering            July 15, 1998
------------------------------   and Manufacturing, Director
John F. Glade                    and Secretary


/s/ Jeffrey J. Dunnigan          Vice President, Chief                  July 15, 1998
------------------------------   Financial Officer (Principal
Jeffrey J. Dunnigan              Financial and Accounting
                                 Officer)


               *                 Director                               July 15, 1998
------------------------------
Rockell N. Hankin


               *                 Director                               July 15, 1998
------------------------------
Richard E. Mahmarian

*By: /s/ Douglas J. Tulio                                               July 15, 1998
     -------------------------
     Douglas J. Tulio
     Attorney-in fact